Exhibit 99.1

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED SELECTED

AND PRO FORMA FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2017	2017	2017	2017	2017
AS REPORTED:
Revenues
Games	$55,276	$55,104	$55,452	$56,945	$222,777
Payments	182,261	187,126	191,870	190,914	752,171
Total revenues	237,537	242,230	247,322	247,859	974,948
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	12,444	13,239	13,820	15,192	54,695
Payments cost of revenue (exclusive of depreciation and amortization)	140,799	145,467	149,838	147,746	583,850
Operating expenses	28,993	28,779	29,463	31,700	118,935
Research and development	4,543	4,618	4,545	5,156	18,862
Goodwill impairment	—	—	—	—	—
Depreciation	10,830	11,396	12,539	12,517	47,282
Amortization	17,325	17,439	17,322	17,419	69,505
Total costs and expenses	214,934	220,938	227,527	229,730	893,129
Operating income	$22,603	$21,292	$19,795	$18,129	$81,819

ASC 606 PRO FORMA IMPACT:
Revenues
Games	$(15)	$(120)	$(143)	$(287)	$(565)
Payments	(136,505)	(139,961)	(144,620)	(142,551)	(563,637)
Total revenues	$(136,520)	$(140,081)	$(144,763)	$(142,838)	$(564,202)
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	$(15)	$(120)	$(143)	$(287)	$(565)
Payments cost of revenue (exclusive of depreciation and amortization)	(136,505)	(139,961)	(144,620)	(142,551)	(563,637)
Total cost of revenues - adjustments	$(136,520)	$(140,081)	$(144,763)	$(142,838)	$(564,202)

PRO FORMA RESULTS:
Revenues
Games	$55,261	$54,984	$55,309	$56,658	$222,212
Payments	45,756	47,165	47,250	48,363	188,534
Total revenues	101,017	102,149	102,559	105,021	410,746
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	12,429	13,119	13,677	14,905	54,130
Payments cost of revenue (exclusive of depreciation and amortization)	4,294	5,506	5,218	5,195	20,213
Operating expenses**	28,993	28,779	29,463	31,700	118,935
Research and development**	4,543	4,618	4,545	5,156	18,862
Goodwill impairment**	—	—	—	—	—
Depreciation**	10,830	11,396	12,539	12,517	47,282
Amortization**	17,325	17,439	17,322	17,419	69,505
Total costs and expenses	78,414	80,857	82,764	86,892	328,927
Operating income**	$22,603	$21,292	$19,795	$18,129	$81,819

__________________________

*Rounding may cause variance.

** No change to the line item.

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED SELECTED

AND PRO FORMA FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2016	2016	2016	2016	2016
AS REPORTED:
Revenues
Games	$48,178	$54,264	$56,218	$54,593	$213,253
Payments	157,591	159,736	165,959	162,917	646,203
Total revenues	205,769	214,000	222,177	217,510	859,456
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	8,436	12,968	15,467	13,437	50,308
Payments cost of revenue (exclusive of depreciation and amortization)	122,657	123,498	127,211	125,340	498,706
Operating expenses	30,005	30,733	26,996	30,975	118,709
Research and development	5,368	4,671	4,460	4,857	19,356
Goodwill impairment	—	—	—	146,299	146,299
Depreciation	12,335	12,470	12,367	12,823	49,995
Amortization	23,183	23,600	24,104	23,751	94,638
Total costs and expenses	201,984	207,940	210,605	357,482	978,011
Operating income (loss)	$3,785	$6,060	$11,572	$(139,972)	$(118,555)

ASC 606 PRO FORMA IMPACT:
Revenues
Games	$—	$—	$—	$—	$—
Payments	(117,999)	(117,829)	(120,327)	(120,224)	(476,379)
Total revenues	$(117,999)	$(117,829)	$(120,327)	$(120,224)	$(476,379)
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	$—	$—	$—	$—	$—
Payments cost of revenue (exclusive of depreciation and amortization)	(117,999)	(117,829)	(120,327)	(120,224)	(476,379)
Total cost of revenues - adjustments	$(117,999)	$(117,829)	$(120,327)	$(120,224)	$(476,379)

PRO FORMA RESULTS:
Revenues
Games	$48,178	$54,264	$56,218	$54,593	$213,253
Payments	39,592	41,907	45,632	42,693	169,824
Total revenues	87,770	96,171	101,850	97,286	383,077
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	8,436	12,968	15,467	13,437	50,308
Payments cost of revenue (exclusive of depreciation and amortization)	4,658	5,669	6,884	5,116	22,327
Operating expenses**	30,005	30,733	26,996	30,975	118,709
Research and development**	5,368	4,671	4,460	4,857	19,356
Goodwill impairment**	—	—	—	146,299	146,299
Depreciation**	12,335	12,470	12,367	12,823	49,995
Amortization**	23,183	23,600	24,104	23,751	94,638
Total costs and expenses	83,985	90,111	90,278	237,258	501,632
Operating income (loss)**	$3,785	$6,060	$11,572	$(139,972)	$(118,555)

__________________________

*Rounding may cause variance.

** No change to the line item.

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED SELECTED

AND PRO FORMA FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2015	2015	2015	2015	2015
AS REPORTED:
Revenues
Games	$55,045	$54,868	$53,983	$50,528	$214,424
Payments	152,428	151,496	154,763	153,888	612,575
Total revenues	207,473	206,364	208,746	204,416	826,999
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	12,077	12,246	12,421	10,273	47,017
Payments cost of revenue (exclusive of depreciation and amortization)	114,946	114,976	117,396	116,062	463,380
Operating expenses	15,841	26,847	26,295	32,219	101,202
Research and development	5,436	4,470	5,463	3,729	19,098
Goodwill impairment	—	—	—	75,008	75,008
Depreciation	10,377	10,717	10,943	13,514	45,551
Amortization	20,655	20,772	21,512	22,534	85,473
Total costs and expenses	179,332	190,028	194,030	273,339	836,729
Operating income (loss)	$28,141	$16,336	$14,716	$(68,923)	$(9,730)

ASC 606 PRO FORMA IMPACT:
Revenues
Games	$—	$—	$—	$—	$—
Payments	(109,299)	(109,840)	(110,097)	(109,082)	(438,318)
Total revenues	$(109,299)	$(109,840)	$(110,097)	$(109,082)	$(438,318)
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	$—	$—	$—	$—	$—
Payments cost of revenue (exclusive of depreciation and amortization)	(109,299)	(109,840)	(110,097)	(109,082)	(438,318)
Total cost of revenues - adjustments	$(109,299)	$(109,840)	$(110,097)	$(109,082)	$(438,318)

PRO FORMA RESULTS:
Revenues
Games	$55,045	$54,868	$53,983	$50,528	$214,424
Payments	43,129	41,656	44,666	44,806	174,257
Total revenues	98,174	96,524	98,649	95,334	388,681
Costs and expenses
Games cost of revenue (exclusive of depreciation and amortization)	12,077	12,246	12,421	10,273	47,017
Payments cost of revenue (exclusive of depreciation and amortization)	5,647	5,136	7,299	6,980	25,062
Operating expenses**	15,841	26,847	26,295	32,219	101,202
Research and development**	5,436	4,470	5,463	3,729	19,098
Goodwill impairment**	—	—	—	75,008	75,008
Depreciation**	10,377	10,717	10,943	13,514	45,551
Amortization**	20,655	20,772	21,512	22,534	85,473
Total costs and expenses	70,033	80,188	83,933	164,257	398,411
Operating income (loss)**	$28,141	$16,336	$14,716	$(68,923)	$(9,730)

__________________________

*Rounding may cause variance.

** No change to the line item.